Document and Entity Information	6 Months Ended
Apr. 01, 2012
Entity Registrant Name	Optex Systems Holdings Inc
Entity Central Index Key	0001397016
Entity Filer Category	Smaller Reporting Company
Document Type	Other
Amendment Flag	false
Document Period End Date	Apr 1, 2012

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Apr. 01, 2012	Oct. 02, 2011	Oct. 03, 2010
ASSETS
Cash	$ 3,351	$ 1,514	$ 1,030
Accounts Receivable	1,986	2,392	2,375
Deferred Tax Asset - Short Term		0	376
Net Inventory	4,146	4,088	5,890
Prepaid Expenses	47	17	245
Total Current Assets	9,530	8,011	9,916
Property and Equipment
Property Plant and Equipment	1,523	1,488	1,457
Accumulated Depreciation	(1,352)	(1,227)	(1,161)
Total Property and Equipment	171	261	296
Other Assets
Deferred Tax Asset - Long Term	1,087	1,204	617
Security Deposits	21	21	21
Intangibles	50	0
Total Other Assets	1,158	1,225	638
Total Assets	10,859	9,497	10,850
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts Payable	938	716	763
Accrued Expenses	546	547	574
Accrued Warranties	25	25	25
Customer Advance Deposits - Short Term	400	0
Accrued Contract Losses		0	1,357
Credit Facility	0	507	1,107
Total Current Liabilities	1,909	1,795	3,826
Other Liabilities
Customer Advance Deposits - Long Term	1,247	0
Total Other Liabilities	1,247	0
Total Liabilities	3,156	1,795	3,826
Stockholders' Equity
Common stock	144	139	139
Preferred stock	0	0	0
Additional Paid-in-capital	17,670	17,662	17,162
Retained Earnings (Deficit)	(10,111)	(10,099)	(10,277)
Total Stockholders' Equity	7,703	7,702	7,024
Total Liabilities and Stockholders' Equity	$ 10,859	$ 9,497	$ 10,850

Condensed Consolidated Balance Sheets [Parentheticals] (USD $)	Apr. 01, 2012	Oct. 02, 2011	Oct. 03, 2010
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	2,000,000,000	2,000,000,000	2,000,000,000
Common stock, shares issued	144,444,940	139,444,940	139,444,940
Common stock, shares outstanding	144,444,940	139,444,940	139,444,940
Series Preferred Stock [Member]
Preferred Stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred Stock, shares authorized	5,000	5,000	5,000
Preferred Stock, shares issued	1,027	1,027	1,027
Preferred Stock, shares outstanding	1,027	1,027	1,027

Condensed Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Apr. 01, 2012	Apr. 03, 2011	Apr. 01, 2012	Apr. 03, 2011	Oct. 02, 2011	Oct. 03, 2010
Revenues	$ 3,863	$ 3,756	$ 8,133	$ 8,740	$ 16,227	$ 22,902
Total Cost of Sales	3,227	3,164	6,795	7,485	13,741	22,033
Gross Margin	636	592	1,338	1,255	2,486	869
General and Administrative	645	589	1,321	1,149	2,408	10,706
Operating Income (Loss)	(9)	3	17	106	78	(9,837)
Other Expenses
Interest (Income) Expense - Net	7	30	17	53	74	89
Total Other	7	30	17	53	74	89
Income (Loss) Before Taxes	(16)	(27)	0	53	4	(9,926)
Current Income Taxes (Benefit)					0	(32)
Deferred Income Taxes (Benefit)	53	(10)	118	20	(587)	(282)
Net Income (Loss) After Taxes	(69)	(17)	(118)	33	591	(9,612)
Less preferred stock dividend waived (accrued)	213	(102)	106	(203)	(413)	(390)
Net income (loss) applicable to common shareholders	$ 144	$ (119)	$ (12)	$ (170)	$ 178	$ (10,002)
Basic and diluted income (loss) per share (in dollars per share)	$ 0	$ 0	$ 0	$ 0	$ 0	$ (0.07)
Weighted Average Common Shares Outstanding (in shares)	141,203,181	139,444,940	140,324,060	139,444,940	139,444,940	139,444,940

Condensed Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Apr. 01, 2012	Apr. 03, 2011	Oct. 02, 2011	Oct. 03, 2010
Cash flows from operating activities:
Net income (loss)	$ (118)	$ 33	$ 591	$ (9,612)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	125	34	66	1,104
(Increase) decrease of intangible assets	(50)	0
(Gain) loss on impairment of intangible assets			0	8,038
Provision for allowance for inventory valuation			328	(129)
Noncash interest expense (income)	(1)	19	28	20
Stock option compensation expense	69	50	87	97
(Increase) decrease in accounts receivable	406	371	(17)	(573)
(Increase) decrease in federal income tax receivable	0	(376)
(Increase) decrease in inventory (net of progress billed)	(58)	(23)	1,474	2,253
(Increase) decrease in prepaid expenses	(30)	177
(Increase) decrease in other current assets			216	86
(Increase) decrease in deferred tax asset (net of valuation allowance)	118	396	(211)	(282)
Increase (decrease) in accounts payable and accrued expenses	221	319	(91)	(1,830)
Increase (decrease) in customer advance deposits	1,647	0
Increase (decrease) in accrued warranty costs			0	(57)
Increase (decrease) in accrued estimated loss on contracts	0	(625)	(1,357)	9
Total adjustments	2,447	342	523	8,736
Net cash (used)/provided by operating activities	2,329	375	1,114	(876)
Cash flows from investing activities:
Purchases of property and equipment	(35)	(22)	(31)	(116)
Net cash (used in) provided by investing activities	(35)	(22)	(31)	(116)
Cash flows from financing activities:
Proceeds (to) from credit facility (net)	(507)	(671)	(599)	1,107
Proceeds from issuance of common stock	50	0
Proceeds from loans payable			0	250
Repayments on loans payable			0	(250)
Net cash (used In) provided by financing activities	(457)	(671)	(599)	1,107
Net increase (decrease) in cash and cash equivalents	1,837	(318)	484	115
Cash and cash equivalents at beginning of period	1,514	1,030	1,030	915
Cash and cash equivalents at end of period	$ 3,351	$ 712	$ 1,514	$ 1,030

Noncash Investing and Financing Activities (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Apr. 01, 2012	Apr. 03, 2011	Oct. 02, 2011	Oct. 03, 2010
Issuance of Warrants as Debt Issuance Cost
Additonal paid in capital (1,100,000 warrants)			$ 0	$ 32
Supplemental cash flow information:
Cash paid for interest	19	34	58	70
Cash paid (refund received) for taxes			$ (376)	$ 120

Condensed Consolidated Statements of Cash Flows [Parentheticals]	12 Months Ended
	Oct. 02, 2011	Oct. 03, 2010
Number of warrants issued as debt issuance cost	1,100,000	1,100,000

Consolidated Statement of Stockholders' Equity (USD $) In Thousands, except Share data	Common Stock [Member]	Series Preferred Stock [Member]	Additional Paid-In Capital [Member]	Retained Earnings [Member]	Total
Balance at Sep. 26, 2009	$ 139	$ 1	$ 16,643	$ (276)	$ 16,507
Balance (in shares) at Sep. 26, 2009	139,444,940	1,027
Stock Option Compensation Expense			97		97
Accumulated Dividends on Preferred Stock			390	(390)	0
Warrants Issued			32		32
Net Earnings (Loss) from continuing operations				(9,612)	(9,612)
Balance at Oct. 03, 2010	139	1	17,162	(10,278)	7,024
Balance (in shares) at Oct. 03, 2010	139,444,940	1,027
Stock Option Compensation Expense			87		87
Accumulated Dividends on Preferred Stock			413	(413)	0
Preferred Dividends Paid through increased share value			(884)		(884)
Increase of Preferred Share Stated Value			884	0	884
Net Earnings (Loss) from continuing operations				591	591
Balance at Oct. 02, 2011	$ 139	$ 1	$ 17,662	$ (10,100)	$ 7,702
Balance (in shares) at Oct. 02, 2011	139,444,940	1,027

Organization and Operations	6 Months Ended	12 Months Ended
	Apr. 01, 2012	Oct. 02, 2011
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]

Note 1 - Organization and Operations

On March 30, 2009, Optex Systems Holdings, Inc. (formerly known as Sustut Exploration, Inc.), a Delaware corporation (“Optex Systems Holdings”), along with Optex Systems, Inc., a privately held Delaware corporation (“Optex Systems, Inc.”), which is a wholly-owned subsidiary of Optex Systems Holdings, entered into a reorganization agreement, pursuant to which Optex Systems, Inc. was acquired by Optex Systems Holdings in a share exchange transaction. Optex Systems Holdings became the surviving corporation. At the closing, there was a name change from Sustut Exploration, Inc. to Optex Systems Holdings, Inc., and its year end changed from December 31 to a fiscal year ending on the Sunday nearest September 30.

Optex Systems Holdings’ operations are based in Richardson, Texas in a leased facility comprising 49,100 square feet. As of April 1, 2012, Optex Systems Holdings operated with 73 full-time equivalent employees.

Optex Systems Holdings manufactures optical sighting systems and assemblies, primarily for Department of Defense and foreign military applications. Its products are installed on a variety of U.S. and foreign military land vehicles, such as the Abrams and Bradley fighting vehicles, light armored and advanced security vehicles, and have been selected for installation on the Stryker family of vehicles. Optex Systems Holdings also manufactures and delivers numerous periscope configurations, rifle and surveillance sights and night vision optical assemblies. Optex Systems Holdings’ products consist primarily of build to customer print products that are delivered both directly to the military and to other defense prime contractors.

In February 2009, Optex Systems Holdings’ ISO certification status was upgraded from 9001:2000 to 9001:2008, bringing Optex Systems Holdings into compliance with the new ISO standards rewritten to align with ISO 14001.

Note 1 - Organization and Operations

On March 30, 2009, Optex Systems Holdings, Inc. (formerly known as Sustut Exploration, Inc.), a Delaware corporation (“Optex Systems Holdings”), along with Optex Systems, Inc., a privately held Delaware corporation (“Optex Systems, Inc. ”), which is a wholly-owned subsidiary of Optex Systems Holdings, entered into a reorganization agreement, pursuant to which Optex Systems, Inc. was acquired by Optex Systems Holdings in a share exchange transaction. Optex Systems Holdings became the surviving corporation. At the closing, there was a name change from Sustut Exploration, Inc. to Optex Systems Holdings, Inc., and its year end changed from December 31 to a fiscal year ending on the Sunday nearest September 30.

On October 14, 2008, certain senior secured creditors of Irvine Sensors Corporation, Longview Fund, L.P. and Alpha Capital Anstalt formed Optex Systems, Inc. , which acquired all of the assets and assumed certain liabilities of Optex Systems, Inc., a Texas corporation (“Optex Systems, Inc. (Texas)”), and a wholly-owned subsidiary of Irvine Sensors Corporation, in a transaction that was consummated via purchase at a public auction. Following this asset purchase, Optex Systems, Inc. (Texas) remained a wholly-owned subsidiary of Irvine Sensors Corporation.

In accordance with FASB ASC 805 Optex Systems, Inc.’s purchase of substantially all of the assets and assumption of certain liabilities represented the acquisition of a business. FASB ASC 805 outlines the guidance in determining whether a “business” has been acquired in a transaction. For a transferred set of activities and assets to be a business, it must contain all of the inputs and processes necessary for it to continue to conduct normal operations after the transferred set of assets is separated from the transferor, which include the ability to sustain a revenue stream by providing its outputs to customers. Optex Systems, Inc. obtained the inputs and processes necessary for normal operations.

On February 20, 2009, Sileas Corporation, a newly-formed Delaware corporation, owned by present members of Optex Systems Holdings’ management, purchased 100% of Longview's equity and debt interest in Optex Systems, Inc. (Longview’s interest in Optex Systems, Inc. then representing 90% of the issued and outstanding common equity interests in Optex Systems, Inc.), in a private transaction.

Optex Systems, Inc. operated as a privately-held Delaware corporation until March 30, 2009, when, as a result of a reverse merger transaction consummated pursuant to a reorganization agreement dated March 30, 2009, it became a wholly-owned subsidiary of Optex Systems Holdings. Sileas is the majority owner (parent) of Optex Systems Holdings, owning approximately 73.5% of the issued and outstanding equity interests in Optex Systems Holdings. The financial statements of Optex Systems Holdings represent subsidiary statements and do not include the accounts of its majority owner.

Optex Systems Holdings’ operations are based in Richardson, Texas in a leased facility comprising 49,100 square feet. As of October 2, 2011, Optex Systems Holdings operated with 76 full-time equivalent employees.

Optex Systems Holdings manufactures optical sighting systems and assemblies, primarily for Department of Defense applications. Its products are installed on a variety of U.S. military land vehicles, such as the Abrams and Bradley fighting vehicles, light armored and advanced security vehicles, and have been selected for installation on the Stryker family of vehicles. Optex Systems Holdings also manufactures and delivers numerous periscope configurations, rifle and surveillance sights and night vision optical assemblies. Optex Systems Holdings’ products consist primarily of build to customer print products that are delivered both directly to the military and to other defense prime contractors.

In February 2009, Optex Systems Holdings' ISO certification status was upgraded from 9001:2000 to 9001:2008, bringing Optex Systems Holdings into compliance with the new ISO standards rewritten to align with ISO 14001.

Accounting Policies	6 Months Ended	12 Months Ended
	Apr. 01, 2012	Oct. 02, 2011
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]

Note 2 - Accounting Policies

Basis of Presentation

Principles of Consolidation:  The consolidated financial statements include the accounts of Optex Systems Holdings and its wholly-owned subsidiary, Optex Systems, Inc. All significant inter-company balances and transactions have been eliminated in consolidation.

The condensed consolidated financial statements of Optex Systems Holdings included herein have been prepared by Optex Systems Holdings, without audit, pursuant to the rules and regulations of the SEC. Certain information and footnote disclosures normally included in financial statements prepared in conjunction with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although Optex Systems Holdings believes that the disclosures are adequate to make the information presented not misleading. These condensed consolidated financial statements should be read in conjunction with the annual audited financial statements and the notes thereto included in the Optex Systems Holdings’ Form 10-K for the year ended October 2, 2011 and other reports filed with the SEC.

The accompanying unaudited interim financial statements reflect all adjustments of a normal and recurring nature which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows of Optex Systems Holdings for the interim periods presented. The results of operations for these periods are not necessarily comparable to, or indicative of, results of any other interim period or for the fiscal year taken as a whole. Certain information that is not required for interim financial reporting purposes has been omitted.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Inventory:  Inventory is recorded at the lower of cost or market value, and adjusted, as necessary, for decreases in valuation and obsolescence. Adjustments to the valuation and obsolescence reserves are made after analyzing market conditions, current and projected sales activity, inventory costs and inventory balances to determine appropriate reserve levels. Cost is determined using the first-in first-out method. Under arrangements by which progress payments are received against certain contracts, the customer retains a security interest in the undelivered inventory identified with these contracts. Payments received for such undelivered inventory are classified as unliquidated progress payments and deducted from the gross inventory balance. As of April 1, 2012 and October 2, 2011, inventory included:

	(Thousands)
	As of April 1, 2012 (unaudited)	As of October 2, 2011

Raw Materials	$3,160	$3,917
Work in Process	1,440	1,930
Finished Goods	654	176
Gross Inventory	$5,254	$6,023
Less:
Unliquidated Progress Payments	(354)	(1,181)
Inventory Reserves	(754)	(754)
Net Inventory	$4,146	$4,088

Revenue Recognition:  Optex Systems Holdings recognizes revenue based on the modified percentage of completion method utilizing the units-of-delivery method, in accordance with FASB ASC 605-35.

The units-of-delivery method recognizes as revenue the contract price of units of a basic production product delivered during a period and as the cost of earned revenue the costs allocable to the delivered units; costs allocable to undelivered units are reported in the balance sheet as inventory or work in progress. The method is used in circumstances in which an entity produces units of a basic product under production-type contracts in a continuous or sequential production process to buyers’ specifications.

Optex Systems Holdings contracts are fixed price production type contracts whereby a defined order quantity is delivered to the customer during a continuous or sequential production process tailored to the buyer’s specifications (build to print).  Optex Systems Holdings’ deliveries against these contracts generally occur in monthly increments across fixed delivery periods spanning from 3 to 36 months.

Optex Systems Holdings may at times have contracts that allow for invoicing based on achievement of milestone events. In such cases, Optex Systems Inc. recognizes revenue based on the milestone method in accordance with FASB ASC 605-28, as applicable. On October 24, 2011, Optex Systems Inc. was awarded a $7.8 million dollar contract with General Dynamics Land Systems - Canada which provides for milestone invoices up to a total of $3.9 million as outlined in the summarized contract table below. In accordance with FASB 605-28, Optex Systems, Inc. recognizes milestone payments as revenue upon completion of a substantive milestone as commensurate with the following guidelines: our performance to achieve the milestone, the milestone relates solely to past performance and is reasonable relative to all of the deliverables and payment terms within the arrangement. Milestones are not considered as substantive if any portion of the associated milestone consideration relates to the remaining deliverables in the unit of accounting. Non-substantive milestone payments are reported as a liability on the balance sheet as Short Term and Long Term Customer Advance Deposits.

The following table depicts the current contract milestone schedule as of April 1, 2012.

		Thousands
Milestone Event	Estimated Completion / Invoice Date	Revenue	Customer Deposits / Liability

Start of Work Meeting System Functional Review Production Start of Work	Nov-11	$34.4	$552.9

Delivery of Two Prototypes	Nov-11	63.7	61.8

Preliminary Design Review PRM #1 (Meeting) Production Readiness Review	Nov-11	25.0	1,032.4

Critical Design Review PRM #2 (Meeting)	Apr-12	25.0	150.0

Placement of Long Lead Material (LLM)	May-12	25.0	100.4

Delivery of Two Engineering Development Units	May-12	55.0	100.0

Delivery of One Production Ready Unit	May-12	68.2	125.6

PRM #3 (Meeting)	May-12	69.3	570.0

Delivery of Two Final Production Ready Units	Jun-12	258.6	575.0

Total Milestones		$624.2	$3,268.1

In the three and six months ending April 1, 2012, Optex recognized $123 thousand of revenue as a result of achieving substantive milestone events. During the three and six months ending April 3, 2011, there were no existing contracts providing for milestone billing, and no revenue was recognized as a result of milestone events.

Customer Advance Deposits:  Customer advance deposits represent amounts collected from customers in advance of shipment or revenue recognition which relate to undelivered product due to non-substantive milestone payments or other cash in advance payment terms. As of April 1, 2012, Optex Systems, Inc. had collected $1.6 million in customer advance deposits related to non-substantive milestone billings. The terms of the contract extend through 2017 during which time we are required to purchase the necessary materials to fulfill the delivery of products required by the contract. Of the total collected customer advance deposits, $400 thousand related to short term customer advance deposits for deliveries to occur within the next twelve months and $1.2 million related long term customer advance deposits for deliveries occurring after March 2013. As of October 2, 2011, there were no milestone or advance payment agreements; thus the customer advance deposit balance was $0.

Stock-Based Compensation:  FASB ASC 718 establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services, but primarily focuses on transactions whereby an entity obtains employee services for share-based payments. FASB ASC 718 requires that the compensation cost relating to share-based payment transactions be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments.

The Company’s accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of FASB ASC 505-50. The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement. Stock-based compensation related to non-employees is accounted for based on the fair value of the related stock or options or the fair value of the services, whichever is more readily determinable in accordance with FASB ASC 718.

Income Tax/Deferred Tax:  FASB ASC 740 requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on differing treatment of items for financial reporting and income tax reporting purposes. The deferred tax balances are adjusted to reflect tax rates by tax jurisdiction, based on currently enacted tax laws, which will be in effect in the years in which the temporary differences are expected to reverse. Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. Optex Systems Holdings has recognized deferred income tax benefits on net operating loss carry-forwards to the extent Optex Systems Holdings believes it will be able to utilize them in future tax filings. The difference between the statutory income tax expense and the accounting tax expense is primarily attributable to non-deductible expenses representing permanent timing differences between book income and taxable income during the three and six months ended April 1, 2012.

Earnings per Share:  Basic earnings per share is computed by dividing income available for common shareholders (the numerator) by the weighted average number of common shares outstanding (the denominator) for the period. Diluted earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock.

The potentially dilutive securities that Optex Systems Holdings has outstanding are convertible preferred stock, stock options and warrants. In computing the dilutive effect of convertible preferred stock, the numerator is adjusted to add back any convertible preferred dividends, and the denominator is increased to assume the conversion of the number of additional common shares. Optex Systems Holdings uses the Treasury Stock Method to compute the dilutive effect of stock options and warrants. Convertible preferred stock, stock options and warrants that are anti-dilutive are excluded from the calculation of diluted earnings per common share.

For the three and six months ended April 1, 2012, 1,027 shares of Series A preferred stock, 48,597,649 stock options and 9,948,667 warrants were excluded from the earnings per share calculation as anti-dilutive. For the three and six months ended April 3, 2011,  1,027 shares of Series A preferred stock, 2,572,649 stock options and 9,948,667 warrants were excluded from the earnings per share calculation as anti-dilutive.

Note 2 - Accounting Policies

Basis of Presentation

Principles of Consolidation:  The consolidated financial statements include the accounts of Optex Systems Holdings and its wholly-owned subsidiary, Optex Systems, Inc. (Delaware).  All significant inter-company balances and transactions have been eliminated in consolidation.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Segment Reporting: Management has determined that Optex Systems Holdings, Inc. is organized, managed and internally reported as one business segment. Segments are determined based on differences in products, internal reporting and how operational decisions are made.

Fiscal Year:  Optex’s fiscal year ends on the Sunday nearest September 30.  Fiscal year 2011ended on October 2, 2011 and included 52 weeks.  Fiscal year 2010 ended on October 3, 2010 and included 53 weeks.

Fair Value of Financial Instruments:  FASB ASC 825-10 requires disclosure of fair value information about certain financial instruments, including, but not limited to, cash and cash equivalents, accounts receivable, refundable tax credits, prepaid expenses, accounts payable, accrued expenses, notes payable to related parties and convertible debt-related securities. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of fiscal years ended October 2, 2011 and October 3, 2010. The carrying value of the balance sheet financial instruments included in Optex Systems, Inc. (Texas)’s consolidated financial statements approximated their fair values.

Cash and Cash Equivalents:  For financial statement presentation purposes, Optex considers those short-term, highly liquid investments with original maturities of three months or less to be cash or cash equivalents.

Concentration of Credit Risk: Optex’s cash and cash equivalents are on deposit with banks. Only a portion of the cash and cash equivalents would be covered by deposit insurance and the uninsured balances are substantially greater than the insured amounts. Although cash and cash equivalent balances exceed insured deposit amounts, management does not anticipate non-performance by the banks.

Optex revenues and accounts receivables for fiscal year ended October 2, 2011 are derived from sales to U.S. government agencies (24%), General Dynamics (67%) and other contractors (9%).  Optex does not believe that this concentration results in undue credit risk because of the financial strength of the payees.

Accounts Receivable: Optex records its accounts receivable at the original sales invoice amount less liquidations for previously collected advance/progress bills and an allowance for doubtful accounts. An account receivable is considered to be past due if any portion of the receivable balance is outstanding beyond its scheduled due date. On a quarterly basis, Optex evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on its history of past write-offs and collections, and current credit conditions. No interest is accrued on past due accounts receivable. As the customer base is primarily U.S. government and government prime contractors, Optex has concluded that there is no need for an allowance for doubtful accounts for the years ended October 2, 2011 and October 3, 2010.  Optex charges uncollectible accounts to bad debt expense in the period as they are first deemed uncollectible.  In the fiscal years 2011 and 2010, there were no bad debt expenses associated with uncollectable accounts.

Inventory: Inventory is recorded at the lower of cost or market, and adjusted as appropriate for decreases in valuation and obsolescence. Adjustments to the valuation and obsolescence reserves are made after analyzing market conditions, current and projected sales activity, inventory costs and inventory balances to determine appropriate reserve levels. Cost is determined using the first-in first-out method. Under arrangements by which progress payments are received against certain contracts, the customer retains a security interest in the undelivered inventory identified with these contracts.  Payments received for such undelivered inventory are classified as unliquidated progress payments and deducted from the gross inventory balance.  As of October 2, 2011 and October 3, 2010 inventory included:

	(Thousands)
	As of October 2, 2011	As of October 3, 2010

Raw Materials	$3,917	$4,343
Work in Process	1,930	2,824
Finished Goods	176	366
Gross Inventory	$6,023	$7,533
Less:
Unliquidated Progress Payments	(1,181)	(1,217)
Inventory Reserves	(754)	(426)
Net Inventory	$4,088	$5,890

Optex Systems Holdings conducts an annual work in process inventory in the fourth quarter of each fiscal year and cycle counts raw material and finished goods on a monthly basis..  The accounting records are adjusted to reflect any changes in the physical inventory valuation as compared to the book carrying values based on the results of the physical inventory and cycle counts.  In 2011, Optex Systems recognized a gain of $123 thousand as compared to a net loss in the period ending October 3, 2010 of ($919) thousand.  The 2011 gain was primarily attributable to lower than expected manufacturing costs associated with completion of two of our Howitzer lines due to improvements in labor hour and material efficiencies.  The 2010 inventory loss was primarily attributable to higher than expected manufacturing costs across both our Periscope and Howitzer production lines attributable to lower production volume in the second half of fiscal year 2010,  impacting material pricing, scrap, and labor efficiencies resulting in cost overruns for these products carried in inventory as compared to the estimates at completion.

Warranty Costs: Some of Optex Systems Holdings’ customers require that the company warrant the quality of its products to meet customer requirements and be free of defects for up to fifteen months subsequent to delivery.   Future warranty costs are based on the estimated cost of replacement for expected returns based upon our most recent experience rate of defects as a percentage of warranty covered sales. Throughout the year, warranty costs are expensed as incurred, and as of each year end, Optex Systems Holdings reviews the prior 15 month warranty experience rate and may adjust the warranty accrual as required to cover any additional anticipated warranty costs related to prior shipments.  In the year ending October 3, 2010, Optex Systems Holdings, Inc. recognized income $57 thousand, related to improvements in the warranty experience rate for warranties expiring in fiscal year 2010.  As of October 2, 2011 the existing warranty reserve balance of $25 thousand was reviewed and determined to be adequate to satisfy any future warranty claims that may have existed as of October 2, 2011 for shipments occurring in the prior 15 months.

Property and Equipment:  Property and equipment are recorded at cost. Depreciation is computed using the straight line method over the estimated useful lives of the assets, ranging from three to seven years. Expenditures for renewals and betterments are capitalized.  Expenditures for minor items, repairs and maintenance are charged to operations as incurred. Gain or loss upon sale or retirement due to obsolescence is reflected in the operating results in the period the event takes place.

Goodwill and Other Intangible Assets:   Goodwill represents the cost of acquired businesses in excess of fair value of the related net assets at acquisition.  Optex Systems Holdings does not amortize goodwill, but tests it annually for impairment using a fair value approach during the fiscal fourth quarter and between annual testing periods, if circumstances warrant.  The performance of the test involves a two-step process.  The first step of the impairment test involves comparing the fair values of the applicable reporting units with their aggregate carrying values, including goodwill.  We generally determine the fair value of our reporting units using the income approach methodology of valuation that includes the discounted cash flow method as well as other generally accepted valuation methodologies, which requires significant judgment by management.  If the carrying amount of a reporting unit exceeds the reporting unit’s fair value, we perform the second step of the goodwill impairment test to determine the amount of impairment loss.  The second step of the goodwill impairment test involves comparing the implied fair value of the affected reporting unit’s goodwill with the carrying value of that goodwill.  These impairment tests may result in impairment charges that could have a material adverse impact on our results of operations.  The goodwill of Optex Systems Holdings was reviewed as of October 3, 2010. The review indicated that goodwill was impaired, as determined based on the projected cash flows over the next three years.  The cash flow projections took into effect the expected net sales and corresponding expenses against those sales in the respective years.  The impairment loss for goodwill was $7 million.  The goodwill was written off as a component of general and administrative operating expenses during fiscal year 2010.  As of October 2, 2011 (as a result of the impairment in 2010), there was no remaining goodwill for testing or further impairment.

Optex amortizes the cost of other intangibles over their estimated useful lives, unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. The identified amortizable intangible assets at the beginning of fiscal year 2010 related to the acquisition of Optex Systems, Inc. (Delaware) from Irvine Sensors as of October 14, 2008 and consisted of customer backlog, with initial useful lives ranging from one to five years

Intangible assets with indefinite lives are tested annually for impairment, during the fiscal fourth quarter and between annual periods, if impairment indicators exist, and are written down to fair value as required.  As of October 3, 2010, the intangible assets were reviewed in light of a reduction of expected delivery orders against contracted orders and higher than expected costs on those orders.  The review indicated that intangible assets were impaired, as determined based on a projected cash flow analysis of our future operations.  The cash flow projections took into effect the expected net sales from the customer backlog as of October 14, 2008 and the corresponding expenses against those sales in the respective years.  The impairment loss recorded in 2010 for intangible assets was $928,016 and was split between cost of goods sold and general and administrative costs in the amount of $150,534, and $777,482, respectively.  As of October 3, 2010 and October 2, 2011, after impairment, the total balance of unamortized intangible assets and goodwill was zero.

Impairment or Disposal of Long-Lived Assets: Optex Systems Holdings adopted the provisions of FASB ASC 360-10, “ Accounting for the Impairment or Disposal of Long-lived Assets  .”  This standard requires, among other things, that long-lived assets be reviewed for potential impairment whenever events or circumstances indicate that the carrying amounts may not be recoverable. The assessment of possible impairment is based on the ability to recover the carrying value of the asset from the expected future pre-tax cash flows (undiscounted and without interest charges) of the related operations. If these expected cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. The primary measure of fair value is based on discounted cash flows. The measurement of impairment requires management to make estimates of these cash flows related to long-lived assets, as well as other fair value determinations.

Revenue Recognition:

Optex Systems Holdings recognizes revenue based on the modified percentage of completion method utilizing the units-of-delivery method, in accordance with FASB ASC 605-35:

The units-of-delivery method recognizes as revenue the contract price of units of a basic production product delivered during a period and as the cost of earned revenue the costs allocable to the delivered units; costs allocable to undelivered units are reported in the balance sheet as inventory or work in progress. The method is used in circumstances in which an entity produces units of a basic product under production-type contracts in a continuous or sequential production process to buyers' specifications.

Optex Systems Holdings contracts are fixed price production type contracts whereby a defined order quantity is delivered to the customer during a continuous or sequential production process tailored to the buyer’s specifications (build to print).  Optex Systems Holdings’ deliveries against these contracts generally occur in monthly increments across fixed delivery periods spanning from 3 to 36 months.

Optex Systems Holdings may at times have contracts that allow for invoicing based on achievement of milestone events.  In such cases, Optex recognizes revenue based on the milestone method in accordance with FASB ASC 605-28 as applicable.  During the fiscal years 2011 and 2010 there were no existing contracts providing for milestone billing and no revenue recognized as a result of milestone events.

Estimated Costs at Completion and Accrued Loss on Contracts:  Optex Systems Holdings reviews and reports on the performance of its contracts and production orders against the respective resource plans for such contracts/orders. These reviews are summarized in the form of estimates at completion. Estimates at completion include Optex Systems Holdings’ incurred costs to date against the contract/order plus management's current estimates of remaining amounts for direct labor, material, other direct costs and subcontract support and indirect overhead costs based on the completion status and future contractual requirements for each order.

If an estimate at completion indicates a potential overrun against budgeted resources for a fixed price contract/order, management first attempts to implement lower cost solutions that will profitably meet the requirements of the fixed price contract. If such solutions do not appear practicable, management makes a determination whether to seek renegotiation of contract or order requirements from the customer. If neither cost reduction nor renegotiation appears probable, an accrual for the contract loss/overrun is recorded against earnings and the loss is recognized in the first period the loss is identified based on the most recent estimates at completion of the particular contract or product order.

For the fiscal years ended October 2, 2011 and October 3, 2010, estimated loss reserves were $0 and $1.3 million respectively.  During 2010, Optex Systems Holdings realized increased losses against the Howitzer programs of $1.1 million of which $0.8 million related specifically to production issues encountered on one of our Howitzer product lines.  Increased losses were primarily attributable to manufacturing issues on our U.S. government Howitzers culminating in higher material scrap and labor hours, combined with a reduction in total production volume in 2010 which further impacted production efficiencies across all product lines.  Optex Systems Holdings has requested an equitable adjustment on this program due to significant design issues impacting the manufacturability of the product.  As there is no guarantee that the request will be granted in part or in full, we realized the entire loss in fiscal year 2010.  However, we believe there is a reasonable possibility that we will be able to recover a portion of the incurred loss in fiscal year 2012 pending the outcome of the request.  As of the end of fiscal year 2011, all shipments against the loss contracts had been completed, thus there is no carryforward of the loss reserves required for future periods.

Government Contracts:  Virtually all of Optex Systems Holdings’ contracts are prime or subcontracted directly with the Federal government and as such, are subject to Federal Acquisition Regulation (Federal Acquisition Regulation) Subpart 49.5, “Contract Termination Clauses” and more specifically Federal Acquisition Regulation clauses 52.249-2  “Termination for Convenience of the Government (Fixed-Price)”, and 49.504 “Termination of fixed-price contracts for default”.  These clauses are standard clauses on prime military contracts and are generally, “flowed down” to Optex Systems Holdings as subcontractors on other military business.  It has been Optex Systems Holdings’ experience that the termination for convenience is rarely invoked, except where it has been mutually beneficial for both parties.  Optex Systems Holdings is not currently aware of any pending terminations for convenience or default on its existing contracts.

In the event a termination for convenience were to occur, these Federal Acquisition Regulation  clause 52.249-2 provides for full recovery of all contractual costs and profits reasonably occurred up to and as a result of the terminated contract.  In the event a termination for default were to occur, Optex Systems Holdings could be liable for any excess cost incurred by the government to acquire supplies from another supplier similar to those terminated from Optex Systems Holdings.  Optex Systems Holdings would not be liable for any excess costs if the failure to perform the contract arises from causes beyond its control and without its fault or negligence as defined by Federal Acquisition Regulation clause 52.249-8.  In addition, the government may require Optex Systems Holdings to transfer title and deliver to the government any completed supplies, partially completed supplies and materials, parts, tools, dies, jigs, fixtures, plans, drawings, information, and contract rights that Optex Systems Holdings has specifically produced or acquired for the terminated portion of this contract.  The government shall pay contract price for completed supplies delivered and accepted, and Optex Systems Holdings and the government would negotiate an agreed upon amount of payment for manufacturing materials delivered and accepted and for the protection and preservation of the property. Failure to agree on an amount for manufacturing materials is subject to the Federal Acquisition Regulation Disputes clause 52.233-1.

In some cases, Optex Systems Holdings may receive orders subject to subsequent price negotiation on contracts exceeding the federal government simplified acquisition threshold of $650,000 prior to October 1, 2010 and $700,000 subsequent to October 1, 2010.  These “undefinitized” contracts are considered firm contracts but as Cost Accounting Standards Board covered contracts, they are subject to the Truth in Negotiations Act disclosure requirements and downward only price negotiation.  As of October 2, 2011 and October 3, 2010, Optex Systems had no booked orders that fell under this criterion.  Optex Systems Holdings’ experience has been that the historically negotiated price differentials have been immaterial and accordingly, it does not anticipate any significant downward adjustments on these booked orders.

Shipping and Handling Costs: All shipping and handling costs are included as a component of cost of goods sold.

Stock-Based Compensation: FASB ASC 718 establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services, but primarily focuses on transactions whereby an entity obtains employee services for share-based payments. FASB ASC 718 requires that the compensation cost relating to share-based payment transactions be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments.

The Company’s accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of FASB ASC 505-50. The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement. Stock-based compensation related to non-employees is accounted for based on the fair value of the related stock or options or the fair value of the services, whichever is more readily determinable in accordance with FASB ASC 718.

Income Tax/Deferred Tax: FASB ASC 740 requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on differing treatment of items for financial reporting and income tax reporting purposes. The deferred tax balances are adjusted to reflect tax rates by tax jurisdiction, based on currently enacted tax laws, which will be in effect in the years in which the temporary differences are expected to reverse. Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. Optex Systems Holdings has recognized deferred income tax benefits on net operating loss carry-forwards to the extent Optex Systems Holdings believes it will be able to utilize them in future tax filings. The difference between the income tax expense and pretax accounting income is primarily attributable non-deductible expenses representing permanent timing differences between book income and taxable income during the twelve months ended October 2, 2011 of $17 thousand, offset with a decrease in the valuation for deferred tax assets of ($604) thousand .

Earnings per Share: Basic earnings per share is computed by dividing income available for common shareholders (the numerator) by the weighted average number of common shares outstanding (the denominator) for the period. Diluted earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock.

The potentially dilutive securities that Optex Systems Holdings has outstanding are convertible preferred stock, stock options and warrants. In computing the dilutive effect of convertible preferred stock, the numerator is adjusted to add back any convertible preferred dividends, and the denominator is increased to assume the conversion of the number of additional common shares. Optex Systems Holdings uses the Treasury Stock Method to compute the dilutive effect of stock options and warrants. Convertible preferred stock, stock options and warrants that are anti-dilutive are excluded from the calculation of diluted earnings per common share.

For the twelve months ended October 2, 2011, 1,027 shares of Series A preferred stock, 2,527,649 stock options and 9,948,667 warrants were excluded as anti-dilutive. For the twelve months ended October 3, 2010, 1,027 shares of Series A preferred stock, 2,598,649 stock options and 9,948,667 warrants were excluded as anti-dilutive.

Reclassification: Certain expenses reflected in the financial statements for the twelve months ended October 2, 2011 have been reclassified to conform with the current year presentation. Effective October 4, 2010 (the beginning of the current fiscal year), all financials have been converted from whole dollars and presented to the nearest thousand.

The balance sheet for the period ending October 3, 2010 includes $376 thousand of Deferred Tax Assets-Short Term that had previously been reported as Deferred Tax Assets – Long Term.  The reclassified amount relates to the fiscal year 2010 net operating loss carry-back filed on the U.S. federal tax return in February 2011 for the fiscal year 2009 tax year.  The tax amount was refunded in fiscal year 2011.

Recent Accounting Pronouncements	12 Months Ended
Oct. 02, 2011
New Accounting Pronouncements and Changes In Accounting Principles [Abstract]
Description of New Accounting Pronouncements Not yet Adopted [Text Block]

Note 3 - Recent Accounting Pronouncements

In June 2009, FASB issued ASC 105-10 which establishes the FASB Accounting Standards Codification TM (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. FASB ASC 105-10 is effective for financial statements issued for fiscal years and interim periods ending after September 15, 2009. As such, Optex Systems Holdings adopted these provisions at the beginning of the interim period ending October 2, 2011.  Adoption of FASB ASC 105-10 did not have a material effect on Optex Systems Holding’s financial statements.

Property and Equipment	12 Months Ended
Oct. 02, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

Note 4 - Property and Equipment

A summary of property and equipment at October 2, 2011 and October 3, 2010 is as follows:

	(Thousands)
	Estimated Useful Life	Year Ended October 2, 2011	Year Ended October 3, 2010
Property and Equipment
Furniture and Equipment	3-5yrs	$185	$176
Machinery and Equipment	5 yrs	1066	1,063
Leasehold Improvements	7 yrs	237	218
Less: Accumulated Depreciation		(1,227)	(1,161)
Net Property & Equipment		$261	$296

Depreciation Expense		$66	$66

Depreciation expense included in cost of goods sold and general and administrative expense for fiscal 2011 is $36 thousand and $30 thousand, respectively.  Depreciation expense included in cost of goods sold and general and administrative expense for fiscal 2010 is $43 thousand and $23 thousand, respectively.

Accrued Liabilities	12 Months Ended
Oct. 02, 2011
Other Liabilities Disclosure [Abstract]
Other Liabilities Disclosure [Text Block]

Note 5 – Accrued Liabilities

The components of accrued liabilities for the years ended October 2, 2011 and October 3, 2010 are summarized below:

	(Thousands)
	Year Ended October 2, 2011	Year Ended October 3, 2010

Deferred Rent Expense	$92	$116
Accrued Vacation	156	178
Property Taxes	2	18
Accrued Interest	16	-
Franchise Taxes	20	2
Operating Expenses	104	119
Payroll & Payroll Related	157	141
Total Accrued Expenses	$547	$574

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Apr. 01, 2012	Oct. 02, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 3 - Commitments and Contingencies

Leases

Pursuant to a lease amendment effective January 4, 2010, Optex Systems Holdings leases its office and manufacturing facilities under a non-cancellable operating lease expiring July 31, 2015, in addition to maintaining several non-cancellable operating leases for office and manufacturing equipment. Total expense under facility lease agreements as of the three and six months ended April 1, 2012 was $68 thousand and $140 thousand, respectively, and total expense for manufacturing and office equipment was $3 thousand and $7 thousand, respectively. Total expense under facility lease agreements as of the three and six months ended April 3, 2011 was $74 and $145 thousand, respectively, and total expense for manufacturing and office equipment was $11 and $20 thousand, respectively.

As of April 1, 2012, the remaining minimum lease payments under the non-cancelable operating leases for equipment, office and facility space are as follows:

Operating Leases (Thousands)
Fiscal Year
2012	$117
2013	232
2014	242
2015	201

Total minimum lease payments	$792

Pursuant to the terms of the amendment to the facilities lease, there was no base rent payment due from January 1, 2010 through July 31, 2010, and the total value of this rent abatement was $134 thousand. The value of this deferred rent expense is amortized monthly at a rate of $2 thousand per month over the life of the lease. The total unamortized deferred rent as of April 1, 2012 was $80 thousand as compared to $104 thousand as of April 3, 2011. Commencing on August 1, 2010, the base rent payment is $19 thousand per month.

Note 6 - Commitments and Contingencies

Leases

Pursuant to a lease amendment effective January 4, 2010, Optex Systems Holdings leases its office and manufacturing facilities under a non-cancellable operating lease expiring July 31, 2015 several non-cancellable operating leases for office and manufacturing equipment.   Total expenses under facility lease agreements for the fiscal year ended October 2, 2011 was $292 thousand.  Total expenses for manufacturing and office equipment for the year ended October 2, 2011 was $33 thousand.  Total expenses under facility lease agreements for the fiscal year ended October 3, 2010 was $257 thousand and total expenses for manufacturing and office equipment was $31 thousand.

At October 2, 2011, the remaining minimum lease payments under the non-cancelable operating leases for equipment, office and facility space were as follows:

Operating
Leases
(Thousands)
Fiscal Year
2012	$236
2013	232
2014	242
2015	201
2016	0
Total minimum lease payments	$911

Pursuant to the terms of the amendment to the facilities lease, there was no base rent payment due from January 1, 2010 through July 31, 2010, and the total value of this rent abatement is $134 thousand.  The value of the deferred rent expense will be amortized monthly at a rate of $2 thousand per month over the life of the lease.  The total unamortized deferred rent as of October 2, 2011 was $92 thousand.  Commencing on August 1, 2010, the base rent payment is $19 thousand per month.

Transactions with a Related Party	12 Months Ended
Oct. 02, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]	Note 7 - Transactions with a Related Party There are were no transactions with Related Parties during fiscal years 2011 or 2010 except as described below in Note 8 Debt Financing.

Intangible Assets	6 Months Ended
Apr. 01, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure [Text Block]

Note 4 – Intangible Assets

One of the most significant estimates or judgments that the Company makes is whether to capitalize or expense patent and license costs. The Company makes this judgment based on whether the technology has alternative future uses, in accordance with ASC 730, “Research and Development”. Based on this consideration, the Company capitalizes payments made to legal firms that are engaged in filing and protecting rights to intellectual property and rights for our current products. Patents and patent applications are a key component of intellectual property, especially in the early stage of product development. The legal costs incurred for these patents consist of work designed to protect, preserve, maintain and perhaps extend the lives of the patents. The patent costs are amortized over the expected useful life of 7 years for book purposes and over 15 years for income tax purposes.  As of the April 1, 2012, the total unamortized balance of intangible assets was $50 thousand.

The unamortized balance of intangible assets will be amortized to general and administrative expenses over the next 5 years as follows:

Fiscal Year	Patent Costs (Thousands)
2012	$4
2013	7
2014	7
2015	7
2016	7
Total	$32

 In the periods ending April 1, 2012 and April 3, 2011, respectively, there was $0 amortization expense associated with the intangible assets.

Debt Financing	6 Months Ended	12 Months Ended
	Apr. 01, 2012	Oct. 02, 2011
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

Note 5 - Debt Financing

Credit Facility – Avidbank

On March 22, 2011, Optex Systems Holdings, Inc. amended its revolving credit facility with Avidbank, which provided up to $1 million in financing against eligible receivables. The line expired on March 15, 2012 and as  of April 1, 2012, the outstanding balance on the line of credit was $0.  For the three months and six months ended April 1, 2012, the total interest expense against the outstanding line of credit balance was $7 thousand and $17 thousand, respectively. For the three months and six months ended April 3, 2011, the total interest expense against the outstanding line of credit balance was $30 thousand and $53 thousand, respectively.

On April 16, 2012, the Company amended its revolving credit facility with Avidbank. The new renewable revolving maturity date is April 15, 2014. See Note 8 – Subsequent Events for a further discussion of this credit facility amendment.

Note 8 - Debt Financing

Related Parties

Secured Promissory Note Issued in Connection with Purchase by Optex Systems, Inc. (Delaware)

In connection with the public sale of the Optex Systems, Inc. (Texas) assets to Optex Systems, Inc. (Delaware), Optex Systems, Inc. (Delaware) delivered to Longview and Alpha Secured Promissory Notes, due September 19, 2011, in the principal amounts of $5.4 million and $541 thousand, respectively. On February 20, 2009, Longview sold its Optex Systems, Inc. (Delaware) promissory note to Sileas, as described below. On March 27, 2009, Sileas and Alpha exchanged their Notes plus accrued and unpaid interest of $160  thousand for 1,027 shares of Optex Systems, Inc. (Delaware) Series A preferred stock.

Acquisition by Sileas on February 20, 2009

On February 20, 2009, Sileas purchased 100% of the equity and debt interest held by Longview, representing 90% of Optex Systems, Inc. (Delaware).  Currently, Sileas is the majority owner of Optex Systems Holdings.

Secured Promissory Note Due February 20, 2012/Longview Fund, LP

As a result of the transaction described above between Sileas and Longview Fund, LP on February 20, 2009, Sileas, currently majority owner of Optex Systems Holdings executed and delivered to Longview, a Secured Promissory Note originally due February 20, 2012 in the principal amount of $13.5 million. The Note bears simple interest at the rate of 4% per annum, and the interest rate upon an event of default increases to 10% per annum. In the event Optex Systems Holdings sells or conveys all or substantially all its assets to a third party entity for more than nominal consideration, other than a reorganization into Sileas or reincorporation in another jurisdiction, then this Note shall be immediately due and owing without demand. In the event that such a major transaction occurs prior to the maturity date resulting in the Sileas receiving net consideration with a fair market value in excess of the principal and interest due under the terms of the secured note (the “Optex Consideration”), then in addition to paying the principal and interest due, Sileas shall also pay an amount equal to 90% of the Optex Consideration. The obligations of Sileas under the note are secured by a security interest in Optex Systems Holdings’ common and preferred stock owned by Sileas that was granted to Longview pursuant to a Stock Pledge Agreement delivered by Sileas to Longview and also by a lien on all of the assets of Sileas.

On November 22, 2011  Sileas Corp and Longview Fund, LP entered into an amendment to the Secured Promissory Note that extended the maturity date for an additional two year period ending on February 20, 2014.  In exchange for the extension, Sileas Corp agreed to pay Longview Fund an extension fee equal to 2% of the principal amount of this Secured Note.  As a result of the agreement, the principal amount of the Note was increased $270 thousand to $13.8 million as of November 22, 2011.

Optex Systems Holdings has not guaranteed the note and Longview is not entitled to pursue Optex Systems Holdings in the event of a default by Sileas. Therefore, there are no actual or potential cash flow commitments from Optex Systems Holdings. In the event of default by Sileas on its obligations under the note, Longview would only be entitled to receive the Optex Systems Holdings common and preferred stock held by Sileas.

Credit Facility – Avid Bank (formerly known as Peninsula Bank Business Funding)

On March 10, 2010, the Company entered into a revolving credit facility with Avid Bank, which provides up to $2 million in financing against eligible receivables. The material terms of the revolving credit facility are as follows:

●	The interest rate for all advances shall be the greater of 8.5% and the then in effect prime rate plus 3.5% and subject to a minimum quarterly interest payment of $16 thousand.

●	Interest shall be paid monthly in arrears.

●	The expiration date of the facility is March 4, 2011, at which time any outstanding advances, and accrued and unpaid interest thereon, will be due and payable.

●	In connection with the entry into the facility by Avid Bank, Optex Systems, Inc.(Delaware) paid Avid Bank a facility fee of $20 thousand and issued a warrant to Avid Bank to purchase 1,000,000 shares of its common stock. The warrant bears an exercise price of $0.10 per share and expires on March 3, 2016.

●	The obligations of Optex Systems, Inc. (Delaware) to Avid Bank are secured by a first lien on all of its assets (including intellectual property assets should it have any in the future) in favor of Avid Bank.

●	The facility contains affirmative and negative covenants that require Optex Systems, Inc. (Delaware) to maintain certain minimum cash and EBITDA levels on a quarterly basis and contains other customary covenants. The facility also contains customary events of default. Upon the occurrence of an event of default that remains uncured after any applicable cure period, Avid Bank’s commitment to make further advances may terminate, and Avid Bank would also be entitled to pursue other remedies against Optex Systems, Inc. (Delaware) and the pledged collateral.

●	Pursuant to a guaranty executed by Optex Systems Holdings in favor of Avid Bank, Optex Systems Holdings has guaranteed all obligations of Optex Systems, Inc. (Delaware) to Avid Bank.

On August 3, 2010, Avid Bank waived the Company’s requirement to meet the EBITDA requirement set forth in Section 6.8 of its agreement with the Company for the quarter ended June 27, 2010. In addition, Avid Bank agreed to amend Sections 6.8(c) and (d) of the aforesaid agreement to adjust the minimum EBITDA covenant for the fiscal quarter ending January 2, 2011 to $200 thousand.

On November 23, 2010, Avid Bank waived the Company’s requirement to meet the EBITDA requirement set forth in Section 6.8 (c) of the August 3, 2010 amended Agreement for the fourth quarter ended October 3, 2010. In addition, on November 29, 2010 Avid Bank agreed to a second amendment for Sections 6.8 (d) of the Agreement to adjust the minimum EBITDA covenant for the fiscal quarter ending January 2, 2011 to $95 thousand.

On March 22, 2011, Avid Bank and the Company, entered into a fourth amendment to the existing credit facility agreement between them to extend the maturity date to March 15, 2012 (a prior third amendment entered into on February 15, 2011 was in all material respects superseded by the amendments made in the fourth amendment). Section 1.1 was amended (i) to define “Borrowing Base” as $175 thousand, (ii) to delete the definition of “EBITDA”, and (iii) to amend subsection (i) of the definition of “Eligible Accounts” so as to exclude any accounts for any account debtor (other than GDLS) which exceed 30% of all accounts and for GDLS to exclude those total obligations which exceed the lesser of 50% of all accounts or the aggregate sum of $500 thousand. Section 2.3(a)(ii) was amended so that the minimum semiannual interest payment is $20 thousand, and Section 6.8 was amended in its entirety so as to require the Company to maintain a zero balance on the revolving line for a period of at least 30 consecutive days during the period from March 15, 2011 and March 15, 2012.

As of October 2, 2011, the outstanding balance on the line of credit is $507 thousand.  For the period ended October 2, 2011, the total interest expense against the outstanding line of credit balance was $61 thousand.  Optex Systems Holdings satisfied the 30 consecutive zero balance on the revolving line of credit between August 4, 2011 and September 4, 2011.

Stock Based Compensation	6 Months Ended	12 Months Ended
	Apr. 01, 2012	Oct. 02, 2011
Disclosure Of Compensation Related Costs, Share-Based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

Note 6-Stock Based Compensation

On March 26, 2009, the Board of Directors adopted the 2009 Stock Option Plan providing for the issuance of up to 6,000,000 shares to Optex Systems Holdings officers, directors, employees and to independent contractors who provide services to Optex Systems Holdings.

 Options granted under the 2009 Stock Option Plan vest as determined by the Board of Directors of Optex Systems Holdings or a committee set up to act as a compensation committee of the Board of Directors and terminate after the earliest of the following events: (i) expiration of the option as provided in the option agreement, (ii) 90 days following the date of termination of the employee, or (iii) ten years from the date of grant (five years from the date of grant for incentive options granted to an employee who owns more than 10% of the total combined voting power of all classes of Optex Systems Holdings stock at the date of grant).  In some instances, granted stock options are immediately exercisable into restricted shares of common stock, which vest in accordance with the original terms of the related options. Optex Systems Holdings recognizes compensation expense ratably over the requisite service period.

The option price of each share of common stock is determined by the Board of Directors or a committee set up to act as a compensation committee, provided that with respect to incentive stock options, the option price per share will in all cases be equal to or greater than 100% of the fair value of a share of common stock on the date of the grant, except an incentive option granted under the 2009 Stock Option Plan to a shareholder that owns more than 10% of the total combined voting power of all classes of Optex Systems Holdings’ stock, will have an exercise price of not less than 110% of the fair value of a share of common stock on the date of grant. No participant may be granted incentive stock options, which would result in shares with an aggregate fair value of more than $100,000 first becoming exercisable in one calendar year.

As of April 1, 2012, 1,971,149 of awarded stock options had vested and 154,000 shares had been forfeited due to employee turnover. As of April 3, 2011, 1,237,315 of the awarded stock options had vested and 109,000 shares had been forfeited due to employee turnover.

Optex Systems Holdings recorded compensation costs for options and shares granted under the plan amounting to $42 and $69 thousand for the three and six months ended April 1, 2012, respectively, as opposed to $25 and $50 thousand for the three and six months ended April 3, 2011, respectively .  The impact of this expense was immaterial to the basic and diluted net loss per share for the quarters ended April 1, 2012 and April 3, 2011, respectively.  A deduction is not allowed for income tax purposes until nonqualified options are exercised. The amount of this deduction will be the difference between the fair value of Optex Systems Holdings’ common stock and the exercise price at the date of exercise. For the three and six months ended April 1, 2012, the estimated deferred tax assets related to option compensation costs were $14 thousand and $23 thousand, respectively. For the three and six months ended April 3, 2011, the estimated deferred tax assets related to option compensation costs were $9 thousand and $17 thousand, respectively. These tax effects have been recorded in the financial statement expenses.  No tax deduction is allowed for incentive stock options. Accordingly no deferred tax asset is recorded for GAAP expense related to these options.

The company records its stock based compensation expense in accordance with ASC 718-10, “Compensation – Stock Compensation”. In estimating the value of stock options issued, management has valued the options at their date of grant utilizing the Black-Scholes-Merton option pricing model.  For options issued on December 9, 2011, the fair value of the underlying shares was determined based on the closing price of Optex Systems Holdings’ publicly-traded shares as of December 9, 2011  Further, Optex used an expected volatility of 364.2% which was calculated using the historical Optex Systems Holdings stock prices over the prior 12 month trading period. Estimation of these equity instruments’ fair value is affected by our stock price, as well as assumptions regarding subjective and complex variables such as employee exercise behavior and our expected stock price volatility over the term of the award. As our assumptions are based on historical information, judgment is required to determine if historical trends are fair indicators of future outcomes.

The risk-free interest rates used of 1.5% to 2.2% were determined based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the expected life of the options of 4.5 to 7 years depending on the date of the grant and expected life of the options.  The expected life of options used was based on the contractual life of the option grant.  Optex Systems Holdings determined the expected dividend rate based on the assumption and expectation that earnings generated from operations are not expected to be adequate to allow for the payment of dividends in the near future and the assumption that Optex Systems Holdings does not presently have any intention of paying cash dividends on its common stock

Optex Systems Holdings has granted stock options to officers and employees as follows:

Date of	Shares	Exercise	Shares Outstanding	Expiration	Vesting
Grant	Granted	Price	As of 04/01/12	Date	Date

03/30/09	480,981	$0.15	480,981	03/29/2016	03/30/2010
03/30/09	466,834	$0.15	466,834	03/29/2016	03/30/2011
03/30/09	466,834	$0.15	466,834	03/29/2016	03/30/2012
05/14/09	316,750	$0.15	278,250	05/13/2016	05/14/2010
05/14/09	316,750	$0.15	278,250	05/13/2016	05/14/2011
05/14/09	316,750	$0.15	278,250	05/13/2016	05/14/2012
05/14/09	316,750	$0.15	278,250	05/13/2016	05/14/2013
12/09/11	11,517,500	$0.01	11,517,500	12/08/2018	12/08/2012
12/09/11	11,517,500	$0.01	11,517,500	12/08/2018	12/08/2013
12/09/11	11,517,500	$0.01	11,517,500	12/08/2018	12/08/2014
12/09/11	11,517,500	$0.01	11,517,500	12/08/2018	12/08/2015
Total	48,751,649		48,597,649

The following table summarizes the status of Optex Systems Holdings’ aggregate stock options granted under the incentive stock option plan:

	Number	Weighted
	of Shares	Average	Weighted	Aggregate
	Remaining	Fair	Average	Value
Subject to Exercise	Options	Value	Life (Years)	(Thousands)
Outstanding as of October 3, 2010	2,598,649	$-	4.13	-
Granted – 2011	—	$—	—	—
Forfeited – 2011	(71,000)	$—	—	—
Exercised – 2011	—	$—	—	—
Outstanding as of October 2, 2011	2,527,649	$—	3.38	—
Granted – 2012	46,070,000	$0.01	5.94	$322
Forfeited – 2012	—	$—	—	—
Exercised – 2012	—	$—	—	—
Outstanding as of April 1, 2012	48,597,649	$—	5.05	—

Exercisable as of April 1, 2012	1,971,149	$—	—	$—

There were zero and 46,070,000 new options granted in the three and six months ended April 1, 2012, respectively and zero options exercised during the three and six months ended April 1, 2012.   The total intrinsic value of options granted during the six months ended April 1, 2012 is $138 thousand.

 The following table summarizes the status of Optex Systems Holdings’ aggregate non-vested shares granted under the 2009 Stock Option Plan:

	Number of Non- vested Shares Subject to Options	Weighted- Average Grant- Date Fair Value
Non-vested as of October 3, 2010	1,821,668	$0.15
Non-vested granted — year ended October 2, 2011	—	$0.00
Vested — year ended October 2, 2011	(727,334)	$0.12
Forfeited — year ended October 2, 2011	(71,000)	$0.15
Non-vested as of October 2, 2011	1,023,334	$0.15
Non-vested granted — six months ended April 1, 2012	46,070,000	$0.01
Vested — six months ended April 1, 2012	(466,834)	$—
Forfeited — six months ended April 1, 2012	—	$—
Non-vested as of April 1, 2012	46,626,500	$0.01

As of April 1, 2012, the unrecognized compensation cost related to non-vested share based compensation arrangements granted under the plan was approximately $355 thousand.  These costs are expected to be recognized on a straight line basis through December 8, 2018.

Warrant Agreements:  Optex Systems Holdings calculates the fair value of warrants issued with debt or preferred stock using the Black-Scholes-Merton valuation method. The total proceeds received in the sale of debt or preferred stock and related warrants are allocated among these financial instruments based on their relative fair values. The discount arising from assigning a portion of the total proceeds to the warrants issued is recognized as interest expense for debt from the date of issuance to the earlier of the maturity date of the debt or the conversion dates using the effective yield method.

As of April 1, 2012, Optex Systems Holdings had the following warrants outstanding:

	Grant Date	Warrants Granted	Exercise Price	Outstanding as of 4/01/12	Expiration Date	Term
Private Placement Stock Holders	3/30/2009	8,131,667	$0.450	8,131,667	3/29/2014	5 years
Finder Fee on Private Placement	3/30/2009	717,000	$0.165	717,000	3/29/2014	5 years
Longview Fund Allonge Agreement	1/5/2010	100,000	$0.150	100,000	1/4/2013	3 years
Peninsula Bank Business Funding - Line of Credit	3/4/2010	1,000,000	$0.100	1,000,000	3/3/2016	6 years
Total Warrants		9,948,667		9,948,667

During the three and six months ended April 1, 2012, Optex Systems Holdings recorded no interest expense related to the outstanding warrants. During the three and six months ended April 3, 2011, Optex Systems Holdings recorded a total of $5 thousand and $13 thousand in interest expense related to the outstanding warrants. Interest expense related to outstanding warrants was fully amortized as of October 2, 2011.  These warrants are not included in the computation of weighted average of shares as it would be anti-dilutive.

Note 10-Stock Based Compensation

On March 26, 2009, the Board of Directors adopted the 2009 Stock Option Plan providing for the issuance of up to 6,000,000 shares to Optex Systems Holdings officers, directors, employees and to independent contractors who provide services to Optex Systems Holdings.  See Note 14 - Subsequent Events for a discussion of the December 2011 amendment to the 2009 Stock Option Plan.

Options granted under the 2009 Stock Option Plan vest as determined by the Board of Directors of Optex Systems Holdings or a committee set up to act as a compensation committee of the Board of Directors and terminate after the earliest of the following events: (i) expiration of the option as provided in the option agreement, (ii) 90 days following the date of termination of the employee, or (iii) ten years from the date of grant (five years from the date of grant for incentive options granted to an employee who owns more than 10% of the total combined voting power of all classes of Optex Systems Holdings stock at the date of grant).  In some instances, granted stock options are immediately exercisable into restricted shares of common stock, which vest in accordance with the original terms of the related options. Optex Systems Holdings recognizes compensation expense ratably over the requisite service period.

The option price of each share of common stock is determined by the Board of Directors or a committee set up to act as a compensation committee, provided that with respect to incentive stock options, the option price per share will in all cases be equal to or greater than 100% of the fair value of a share of common stock on the date of the grant, except an incentive option granted under the 2009 Stock Option Plan to a shareholder that owns more than 10% of the total combined voting power of all classes of Optex Systems Holdings’ stock, will have an exercise price of not less than 110% of the fair value of a share of common stock on the date of grant. No participant may be granted incentive stock options, which would result in shares with an aggregate fair value of more than $100,000 first becoming exercisable in one calendar year.

On March 30, 2009, 1,414,649 stock options with an exercise price of $0.15 were granted to an officer of Optex Systems Holdings which vest as follows: 34% after the first year, and 33% each after the second and third years.  These options carry a grant expiration date of seven years after issuance.  On May 14, 2009, 1,267,000 stock options were issued to other Optex Systems Holdings employees, including 250,000 shares to one officer.  These stock options vest 25% per year after each year of employment and carry a grant expiration date of seven years after issuance.  For shares granted as of May 14, 2009, Optex Systems Holdings anticipates an annualized employee turnover rate of 5% per year, and as such anticipates that only 1,113,000 of the 1,267,000 shares will vest as of the end of the contract term.

As of October 2, 2011, 1,504,315 of the awarded stock options had vested and 154,000 shares had been forfeited due to employee turnover. As of October 3, 2010, 776,981 of the awarded stock options had vested and 83,000 shares had been forfeited due to employee turnover.

Optex Systems Holdings recorded compensation costs for options and shares granted under the plan amounting to $87 thousand and $97 thousand for the fiscal years ended October 2, 2011 and October 3, 2010, respectively  The impact of this expense was immaterial to the basic and diluted net loss per share for the fiscal years ended  October 2, 2011 and October 3, 2010.  A deduction is not allowed for income tax purposes until nonqualified options are exercised. The amount of this deduction will be the difference between the fair value of Optex Systems Holdings’ common stock and the exercise price at the date of exercise. For the year ended October 2, 2011, estimated deferred tax assets related to option compensation costs were $30 thousand and have been recorded for the tax effect of the financial statement expense.  For the year ended October 3, 2010 the estimated deferred tax assets related to option compensation costs were $33 thousand and have been recorded for the tax effect of the financial statement expense.  No tax deduction is allowed for incentive stock options. Accordingly no deferred tax asset is recorded for GAAP expense related to these options.

Management has valued the options at their date of grant utilizing the Black-Scholes-Merton option pricing model.  The fair value of the underlying shares was determined based on the opening price of Optex Systems Holdings’ publicly-traded shares as of September 28, 2009.   Further, the expected volatility was calculated using the historical volatility of a diversified index of companies in the defense, homeland security, and space industry in accordance with FASB ASC 718-10-S99-1. In making this determination and trying to find another comparable company, Optex Systems Holdings considered the industry, stage of life cycle, size and financial leverage of such other entities.  Based on the development stage of Optex Systems Holdings, similar companies with sufficient historical data were not available.  Optex Systems Holdings utilized the three year volatility of the SPADE Defense Index, which is a diversified index of 58 companies in the same industry as Optex Systems Holdings.  The risk-free interest rate is based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the expected life of the options depending on the date of the grant and expected life of the options.  The expected life of options used was based on the contractual life of the option grant.  Optex Systems Holdings determined the expected dividend rate based on the assumption and expectation that earnings generated from operations are not expected to be adequate to allow for the payment of dividends in the near future and the assumption that Optex Systems Holdings does not presently have any intention of paying cash dividends on its common stock.

Optex Systems Holdings has granted stock options to officers and employees as follows:

Date of	Shares	Exercise	Shares Outstanding	Expiration	Vesting
Grant	Granted	Price	As of 10/02/11	Date	Date

03/30/09	480,981	$0.15	480,981	03/29/2016	03/30/2010
03/30/09	466,834	$0.15	466,834	03/29/2016	03/30/2011
03/30/09	466,834	$0.15	466,834	03/29/2016	03/30/2012
05/14/09	316,750	$0.15	278,250	05/13/2016	05/14/2010
05/14/09	316,750	$0.15	278,250	05/13/2016	05/14/2011
05/14/09	316,750	$0.15	278,250	05/13/2016	05/14/2012
05/14/09	316,750	$0.15	278,250	05/13/2016	05/14/2013
Total	2,681,649		2,527,649

The following table summarizes the status of Optex Systems Holdings’ aggregate stock options granted under the incentive stock option plan:

	Number	Weighted
	of Shares	Average	Weighted
	Remaining	Intrinsic	Average	Aggregate
Subject to Exercise	Options	Price	Life (Years)	Value
Outstanding as of September 30, 2009	2,667,649	0.21	5.14	560,206
Granted – 2010	—	—		—
Forfeited – 2010	(69,000)	—		—
Exercised – 2010	—	—		—
Outstanding as of October 3, 2010	2,598,649	$-	4.13	-
Granted – 2011	—	$—	—	—
Forfeited – 2011	(71,000)	$—	—	—
Exercised – 2011	—	$—	—	—
Outstanding as of October 2, 2011	2,527,649	$—	3.38	—

Exercisable as of October 3, 2010	776,981	—		—

Exercisable as of October 2, 2011	1,504,315	$—	—	$—

There were no new options granted or exercised during the year ended October 2, 2011.   The total intrinsic value of options forfeited during the year ended October 2, 2011 was $0.

The following table summarizes the status of Optex Systems Holdings’ aggregate non-vested shares granted under the 2009 Stock Option Plan.:

	Number of Non- vested Shares Subject to Options	Weighted- Average Grant- Date Fair Value
Non-vested as of September 30, 2009	2,667,649	$0.14
Non-vested granted — year ended October 2, 2011	—	$0.00
Vested — year ended October 3, 2010	(776,981)	$0.12
Forfeited — year ended October 3, 2010	(69,000)	$0.15
Non-vested as of October 3, 2010	1,821,668	$0.15
Non-vested granted — year ended October 2, 2011	—	$0.00
Vested — year ended October 2, 2011	(727,334)	$0.12
Forfeited — year ended October 2, 2011	(71,000)	$0.15
Non-vested as of October 2, 2011	1,023,334	$0.15

The total share-based compensation expense of Optex Systems Holdings, Inc during fiscal years 2011 and 2010 attributable to the stock option grants was $87 thousand and $97 thousand, respectively, and was charged as general and administrative compensation expense for each of the respective fiscal years.  As of October 2, 2011, the unrecognized compensation cost related to non-vested share based compensation arrangements granted under the plan was approximately $125 thousand.  These costs are expected to be recognized on a straight line basis from March 30, 2009 through May 13, 2013. The total fair value of options and shares vested during the year ended October 2, 2011 was $179 thousand.

There were no stock options issued to Optex Systems Holdings employees or equity instruments issued to consultants and vendors in fiscal years 2010 and 2011.  See subsequent events.

Warrant Agreements: Optex Systems Holdings calculates the fair value of warrants issued with debt or preferred stock using the Black-Scholes-Merton valuation method. The total proceeds received in the sale of debt or preferred stock and related warrants are allocated among these financial instruments based on their relative fair values. The discount arising from assigning a portion of the total proceeds to the warrants issued is recognized as interest expense for debt from the date of issuance to the earlier of the maturity date of the debt or the conversion dates using the effective yield method.

As of October 2, 2011, Optex Systems Holdings had the following warrants outstanding:

	Grant Date	Warrants Granted	Exercise Price	Outstanding as of 10/03/10	Expiration Date	Term
Private Placement Stock Holders	3/30/2009	8,131,667	$0.450	8,131,667	3/29/2014	5 years
Finder Fee on Private Placement	3/30/2009	717,000	$0.165	717,000	3/29/2014	5 years
Longview Fund Allonge Agreement	1/5/2010	100,000	$0.150	100,000	1/4/2013	3 years
Peninsula Bank Business Funding - Line of Credit	3/4/2010	1,000,000	$0.100	1,000,000	3/3/2016	6 years
Total Warrants		9,948,667		9,948,667

During the periods ended October 2, 2011 and October 3, 2010, Optex Systems Holdings recorded a total of $19.5 thousand and $12.5 thousand in interest expense related to the outstanding warrants and has an unamortized interest balance of zero as of October 2, 2011.  These warrants are not included in the computation of weighted average of shares as it would be anti-dilutive.

Stockholders Equity	6 Months Ended	12 Months Ended
	Apr. 01, 2012	Oct. 02, 2011
Stockholders Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

Note 7 Stockholder’s Equity

Common stock:

On February 22, 2012, Alpha Capital Anstalt purchased 5,000,000 restricted shares of Common Stock of Registrant at a purchase price of $0.01 per share, for a total purchase price of $50,000. The purchase price for the Common Stock was negotiated on February 2, 2012 when the stock price was $0.01. The $50,000 has been utilized by Optex Systems Holdings for operating expenses. The Common Stock was purchased by Alpha in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1934 and is restricted from resale and the stock certificate issued will bear the appropriate restrictive legend. There were no other issues of common or preferred stock during the three and six months ended April 1, 2012. During the three and six months ended April 3, 2011 there were no new issues of common or preferred stock.

On June 22, 2011, our shareholders approved an amendment to our articles of incorporation to increase our authorized shares of common stock to 2 billion. This amendment was the subject of a Definitive Information Statement on Scheduled 14C which was filed with the SEC on September 23, 2011 and filed with the Secretary of State of the State of Delaware on November 23, 2011.

On April 14, 2011 Optex filed a Registration Statement on Form S-1 which provides for the sale of up to 25,000,000 shares of our common stock at a fixed price (currently anticipated to be $0.01 per share). The S-1 also contemplates a reduction in the warrant exercise price to $0.01 per share for the 2009 private placement investors and a waiver of accrued dividends from the Series A preferred shareholders. The Registration Statement on Form S-1 is currently in the review process with the Commission.

Series A preferred stock

Optex Systems Holdings has filed a Certificate of Designation with the Secretary of State of the State of Delaware authorizing a series of preferred stock, under its articles of incorporation, known as “Series A preferred stock”. The Certificate of Designation currently sets forth the following terms for the Series A preferred stock: (i) number of authorized shares: 1,027; (ii) per share stated value: $6,830.64; (iii) liquidation preference per share: stated value; (iv) conversion price: $0.15 per share as adjusted from time to time; and (v) voting rights: votes along with the common stock on an as converted basis with one vote per share. The conversion price was subsequently reset to $0.01 per share as discussed below.

The Series A preferred stock entitles the holders to receive cumulative dividends at the rate of 6% per annum, payable in cash at the discretion of Board of Directors. Each share of preferred stock is immediately convertible into common shares at the option of the holder which entitles the holder to receive the equivalent number of common shares equal to the stated value of the preferred shares divided by the conversion price, which was initially set at $0.15 per share. The dividends were subsequently waived and the price per share was reset to $0.01 on February 21, 2012 as discussed below.

Holders of preferred shares receive preferential rights in the event of liquidation. Additionally the preferred stock shareholders are entitled to vote together with the common stock on an “as-converted” basis.

As of July 3, 2011, the preferred shareholders agreed to waive the past dividends in arrears through July 3, 2011 of $884 thousand in exchange for an increase in the stated value to $6,830.64. On February 21, 2012, in connection with the purchase of the 5,000,000 shares of common stock of Optex Systems Holdings by Alpha Capital, the preferred shareholders executed an irrevocable waiver for any and all previously accrued and outstanding dividends and the right to receive any future dividends on the Series A Preferred Stock. The per share conversion price of the Registrant’s Series A Preferred Stock has been automatically reset to $0.01 per share in accordance with the reset provision as set forth in paragraph 4(d)(ii) of the Series Designation for the Registrant’s Series A Preferred Stock. The total amount of dividends waived as a result of the February 21, 2012 waiver is $213 thousand. As of the three and six months ended April 1, 2012, Optex Systems Holdings reversed previously recorded preferred dividends payable of ($213) thousand and ($106) thousand, respectively. As of the three and six months ended April 3, 2011, Optex Systems Holdings recorded preferred dividends payable of $102 thousand and $203 thousand, respectively. As of April 1, 2012 as a result of the executed waiver dated February 21, 2012, there were no dividends in arrears on preferred shares and no future dividends will accrue on the preferred shares.

Note 11  –  Stockholders Equity

Common stock:

During the years ended October 2, 2011 and October 3, 2010 there were no new issues of common or preferred stock.

On April 14, 2011, pursuant to a Written Consent in Lieu of a Meeting of Shareholders, Sileas Corporation, holder of approximately 73.3% of the Company’s Common Stock, approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of its Common Stock from 200,000,000 to 2,000,000,000. This Written Consent is the subject of a Schedule 14C Information Statement filed with the Securities and Exchange Commission on April 18, 2011, which is currently pending.

On April 14, 2011 Optex filed this Registration Statement on Form S-1 which provides for the sale of up to 25,000,000 shares of our common stock at a fixed price (currently anticipated to be $0.01 per share), which will trigger the ratchet provision of the Series A preferred stock and reduce the conversion price to $.01 per share. The S-1 also contemplates a reduction in the warrant exercise price to $0.01 per share for the 2009 private placement investors and a waiver of accrued dividends from the Series A preferred shareholders. This Registration Statement on Form S-1 is currently in the review process with the Commission

Series A preferred stock

Optex Systems Holdings has filed a Certificate of Designation with the Secretary of State of the State of Delaware authorizing a series of preferred stock, under its articles of incorporation, known as “Series A preferred stock”. The Certificate of Designation sets forth the following terms for the Series A preferred stock: (i) number of authorized shares: 1,027; (ii) per share stated value: $6,000; (iii) liquidation preference per share: stated value; (iv) conversion price: $0.15 per share as adjusted from time to time; and (v) voting rights: votes along with the common stock on an as converted basis with one vote per share.

The Series A preferred stock entitles the holders to receive cumulative dividends at the rate of 6% per annum, payable in cash at the discretion of Board of Directors. Each share of preferred stock is immediately convertible into common shares at the option of the holder which entitles the holder to receive the equivalent number of common shares equal to the stated value of the preferred shares divided by the conversion price, which was initially set at $0.15 per share.

Holders of preferred shares receive preferential rights in the event of liquidation. Additionally the preferred stock shareholders are entitled to vote together with the common stock on an ”as-converted” basis.

As of July 3, 2011, the preferred shareholders agreed to waive the past dividends in arrears through July 3, 2011 of $884 thousand in exchange for an increase in the stated value to $6,830.64.  According to the agreement, future dividends related to the preferred shares were also to be waived pending approval of the S1- filing .  As of the year ended October 2, 2011 Optex Systems Holdings has recorded $106 thousand of dividends payable on Series A preferred shares pending approval of the S1 filing.

Income Taxes	12 Months Ended
Oct. 02, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 12 - Income Taxes

The income tax provisions as of October 2, 2011 and October 3, 2010 include the following:

	2011	2010
Current income tax expense:
Federal	$-	$(33)
State		-
	$-	$(33)
Deferred income tax provision (benefit):
Federal	18	(3,373)
State		-
Change in valuation allowance	(605)	3,091
	$(587)	$(282)

Provision for (Benefit from) income taxes, net	$(587)	$(315)

The current income tax expense for period ending October 3, 2010 relates to changes in the actual income tax return filed in June 2010, for tax year ending September 30, 2009 as compared to the estimated taxes as of September 30, 2009.

The income tax provision for Optex Systems as of October 2, 2011 differs from those computed using the statutory federal tax rate of 34%, due to the following permanent differences:

	2011	%	2010	%

Tax benefit at statutory federal rate	$1	34%	$(3,375)	34%
Change in valuation and other	(588)	(14,647)%	3,060	(30.7)%
	$(587)	(14,613)%	$(315)	3.3%

Deferred income taxes recorded in the balance sheets results from differences between financial statement and tax reporting of income and deductions.  A summary of the composition of the deferred income tax assets (liabilities) follows:

	Deferred Tax Asset - Long Term
	As of October 2, 2011	As of October 3, 2010

Stock Options	$76	$47
Inventory Reserve	27	(84)
Unicap	28	40
Contract Loss Reserve	(280)	182
Fixed assets	(16)	(37)
Goodwill Amortization	2,095	2,256
Intangible Asset Amortization	1,098	1,189
Net Operating Losses	722	177
Other	(60)	(62)
Subtotal	$3,690	$3,708
Valuation allowance	(2,486)	(3,091)
Net deferred asset (liability)-long term	$1,204	$617

As of October 2, 2011, the Company has a net operating loss of approximately $2,122,000 as compared to a net loss carryforwards of $520,000 available as of October 3, 2010.

As the result of the assessment of the FASB ASC 740-10, Optex Systems Holdings has no unrecognized tax benefits. By statute, the tax years ending in October 2, 2011, October 3, 2010 and September 27, 2009 are open to examination by the major taxing jurisdictions to which the Optex Systems Holdings is subject.

The cash refund for income taxes for the fiscal years ended October 2, 2011 was $376 thousand and the cash paid for income taxes for the fiscal year ended October 3, 2010 was $120 thousand..  As of October 3, 2010 Optex Systems Holdings other assets included $214,521 of overpaid income taxes from estimated quarterly deposits which was refunded in fiscal year 2011.

Defined Contribution Plan	12 Months Ended
Oct. 02, 2011
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

Note 13 — Defined Contribution Plan

The Company sponsors a defined contribution pension plan under Section 401(k) of the Internal Revenue Code for all employees.  Company contributions are voluntary and at the discretion of the Board of Directors. The Company’s contribution expense for the both the fiscal years ended October 2, 2011, and October 3, 2010 was zero.

Subsequent Events	6 Months Ended	12 Months Ended
	Apr. 01, 2012	Oct. 02, 2011
Subsequent Events [Abstract]
Schedule of Subsequent Events [Text Block]

Note 8 Subsequent Events

On April 16, 2012, the Company amended its revolving credit facility with Avidbank, which provides up to $1 million in financing against eligible receivables for up to two years. The material terms of the amended revolving credit facility are as follows:

●	The interest rate for all advances shall be the greater of 7.0% and the then in effect prime rate plus 3.5%. The additional minimum interest payment requirement has been eliminated.

●	Interest shall be paid monthly in arrears.

●	The loan period is from April 15th through April 14th of the following year, beginning with the period of April 15, 2012 through April 14, 2013 and a revolving maturing date of April 14, 2014, at which time any outstanding advances, and accrued and unpaid interest thereon, will be due and payable.

●	A renewal fee of $10,000 is due on the 15th day of April each year beginning with April 15, 2012.

●	The obligations of Optex Systems, Inc. to Avidbank are secured by a first lien on all of its assets (including intellectual property assets should it have any in the future) in favor of Avidbank.

●	The facility contains customary events of default. Upon the occurrence of an event of default that remains uncured after any applicable cure period, Avidbank’s commitment to make further advances may terminate, and Avidbank would also be entitled to pursue other remedies against Optex Systems, Inc. and the pledged collateral.

●	Pursuant to a guaranty executed by Optex Systems Holdings in favor of Avidbank, Optex Systems Holdings has guaranteed all obligations of Optex Systems, Inc. to Avidbank.

●	The facility contains a requirement for the Company to maintain a zero balance on the revolving line for a period of at least 30 consecutive days during each loan period.

Note 14 — Subsequent Events

Optex Systems Holdings adopted its 2009 Stock Option Plan on March 26, 2009.  On December 9, 2011, Optex Systems Holdings, Inc Board of Directors authorized an amendment to its Stock Option Plan to increase the number of issuable shares from 6,000,000 to 50,000,000 and authorized the grant of 10,000,000 options to two board members and a total of 36,070,000 to Optex Systems Holdings employees including 20,000,000 options to executive officers, at an exercise price of $0.01per share with each grant to vest 25% per year over four years for each year with which the grantee is still employed by or serving as a director of Optex Systems Holdings, Inc. (with all unvested options automatically expiring on the date of termination of employment by or service as a director of Optex Systems Holdings, Inc.) and all unvested options immediately vesting upon a change of control due to a merger or acquisition of the Company, with the options to be issued within 60 days of December 9, 2011.